Exhibit 99.1

Trupanion Reports Second Quarter 2022 Results

SEATTLE, WA. August 3, 2022 -- Trupanion, Inc. (Nasdaq: TRUP), the leading provider of medical insurance for cats and dogs, today announced financial results for the second quarter ended June 30, 2022.

“Revenue growth was consistent in the quarter and we saw a modest increase in our profit from existing pets before investing in growth,” said Darryl Rawlings, founder and chief executive officer of Trupanion. “Based on our 20+ years of experience building this category, we expect periods of inflation, uncertainty and recession to drive even greater need for Trupanion.”

Second Quarter 2022 Financial and Business Highlights

•Total revenue was $219.4 million, an increase of 30% compared to the second quarter of 2021.
•Total enrolled pets (including pets from our other business segment) was 1,348,145 at June 30, 2022, an increase of 32% over the second quarter of 2021.
•Subscription business revenue was $145.8 million, an increase of 21% compared to the second quarter of 2021 (22% on a constant currency basis).
•Subscription enrolled pets was 770,318 at June 30, 2022, an increase of 20% over the second quarter of 2021.
•Net loss was $(13.6) million, or $(0.33) per basic and diluted share, compared to net loss of $(9.2) million, or $(0.23) per basic and diluted share, in the second quarter of 2021. Net loss per share is inclusive of share-based compensation expense per share of $0.21 and $0.16 for the three months ended June 30, 2022 and June 30, 2021, respectively.
•Adjusted EBITDA was $(1.7) million, compared to adjusted EBITDA of $0.2 million in the second quarter of 2021.
•Operating cash flow was $(3.1) million and free cash flow was $(7.1) million in the second quarter of 2022. This compared to operating cash flow of $(2.2) million and free cash flow of $(5.1) million in the second quarter of 2021.

First Half 2022 Financial and Business Highlights

•Total revenue was $425.4 million, an increase of 32% compared to the first half of 2021.
•Subscription business revenue was $285.6 million, an increase of 22% compared to the first half of 2021 (23% on a constant currency basis).
•Net loss was $(22.5) million, or $(0.55) per basic and diluted share, compared to net loss of $(21.7) million, or $(0.54) per basic and diluted share, in the first half of 2021. Net loss per share is inclusive of share-based compensation expense per share of $0.39 and $0.38 for the six months ended June 30, 2022 and June 30, 2021, respectively.
•Adjusted EBITDA was $(0.5) million, compared to adjusted EBITDA of $(0.9) million in the first half of 2021.
•Operating cash flow was $(6.7) million and free cash flow was $(14.2) million in the first half of 2022. This compared to operating cash flow of $(3.9) million and free cash flow of $(9.7) million in the first half of 2021.

Conference Call
Trupanion’s management will host a conference call today to review its second quarter 2022 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at http://investors.trupanion.com and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (International). A telephonic replay of the call will also be available after the completion of the call, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13731132.

About Trupanion
Trupanion is a leader in medical insurance for cats and dogs throughout the United States, Canada and Australia with over 700,000 pets enrolled. For over two decades, Trupanion has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance with unlimited payouts for the life of their pets. With its patented process, Trupanion is the only provider with the technology to pay veterinarians directly in seconds at the time of checkout. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. Trupanion Australia is a partnership between Trupanion and Hollard Insurance Company. For more information, please visit trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to continue to grow its enrollments and revenue, implement its alliance with Aflac and otherwise execute its business plan. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the ability to keep growing our membership base and revenue; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to retain existing Territory Partners and increase the number of Territory Partners and active hospitals; compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan; the ability to maintain the security of our data; fluctuations in the Canadian currency exchange rate; the ability to protect our proprietary and member information; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; our ability to implement and maintain effective controls, including over financial reporting; the ability to protect and enforce Trupanion’s intellectual property rights; the ability to successfully implement our alliance with Aflac; the ability to continue key contractual relationships with third parties; third-party claims including litigation and regulatory actions; the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website; and our ability to retain key personnel.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2021 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion’s website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures. These non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business. These reconciliations are included below and on Trupanion’s Investor Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense and depreciation and amortization expense allows for more meaningful comparisons between its operating results from period to period. Trupanion offsets new pet acquisition expense with sign-up fee revenue in the calculation of net acquisition cost because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s new pet acquisition expense. Trupanion believes this allows it to calculate and present financial measures in a consistent manner across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc. Consolidated Statements of Operations (in thousands, except share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
	(unaudited)
Revenue:
Subscription business	$145,808	$120,373	$285,647	$233,665
Other business	73,603	47,887	139,763	89,280
Total revenue	219,411	168,260	425,410	322,945
Cost of revenue:
Subscription business(1)	122,440	99,746	237,703	195,283
Other business	68,388	43,969	129,230	82,017
Total cost of revenue(2)	190,828	143,715	366,933	277,300
Operating expenses:
Technology and development(1)	6,396	4,079	11,625	7,810
General and administrative(1)	9,227	7,435	18,593	14,651
New pet acquisition expense(1)	22,982	19,390	44,609	39,094
Depreciation and amortization	2,707	3,158	5,424	6,251
Total operating expenses	41,312	34,062	80,251	67,806
Gain (loss) from investment in joint venture	(42)	5	(111)	(80)
Operating loss	(12,771)	(9,512)	(21,885)	(22,241)
Interest expense	1,193	3	1,272	1
Other income, net	(365)	(99)	(679)	(161)
Loss before income taxes	(13,599)	(9,416)	(22,478)	(22,081)
Income tax expense (benefit)	19	(195)	(5)	(412)
Net loss	$(13,618)	$(9,221)	$(22,473)	$(21,669)

Net loss per share:
Basic and diluted	$(0.33)	$(0.23)	$(0.55)	$(0.54)
Weighted average shares of common stock outstanding:
Basic and diluted	40,738,738	40,142,872	40,660,797	39,922,885

(1)Includes stock-based compensation expense as follows:	Three Months Ended June 30,		Six Months Ended June 30,

	2022	2021	2022	2021
Cost of revenue	$1,830	$1,224	$3,666	$4,458
Technology and development	1,101	800	2,009	1,464
General and administrative	3,066	2,322	5,489	4,141
New pet acquisition expense	2,637	2,181	5,019	4,912
Total stock-based compensation expense	$8,634	$6,527	$16,183	$14,975

(2)The breakout of cost of revenue between veterinary invoice expense and other cost of revenue is as follows:
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Veterinary invoice expense	$157,616	$118,282	$302,542	$228,152
Other cost of revenue	33,212	25,433	64,391	49,148
Total cost of revenue	$190,828	$143,715	$366,933	$277,300

Trupanion, Inc. Consolidated Balance Sheets (in thousands, except share data)
	June 30, 2022	December 31, 2021
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$101,615	$87,400
Short-term investments	141,420	126,012
Accounts and other receivables, net of allowance for doubtful accounts of $355 at June 30, 2022 and $342 at December 31, 2021	204,249	165,217
Prepaid expenses and other assets	15,248	12,325
Total current assets	462,532	390,954
Restricted cash	13,472	13,469
Long-term investments, at fair value	7,716	7,061
Property and equipment, net	83,041	77,950
Intangible assets, net	19,758	22,663
Other long-term assets	19,246	17,776
Goodwill	29,405	32,709
Total assets	$635,170	$562,582
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,477	$8,952
Accrued liabilities and other current liabilities	31,175	28,162
Reserve for veterinary invoices	36,637	39,671
Deferred revenue	185,292	146,911
Long-term debt - current portion	609	—
Total current liabilities	260,190	223,696
Long-term debt	53,623	—
Deferred tax liabilities	2,480	2,827
Other liabilities	4,123	3,859
Total liabilities	320,416	230,382
Stockholders’ equity:
Common stock: $0.00001 par value per share, 100,000,000 shares authorized; 41,773,422 and 40,745,298 issued and outstanding at June 30, 2022; 41,408,350 and 40,475,185 shares issued and outstanding at December 31, 2021	—	—
Preferred stock: $0.00001 par value per share, 10,000,000 shares authorized; no shares issued and outstanding	—	—
Additional paid-in capital	481,818	466,792
Accumulated other comprehensive loss	(1,171)	3,077
Accumulated deficit	(149,363)	(126,890)
Treasury stock, at cost: 1,028,124 shares at June 30, 2022 and 933,165 shares at December 31, 2021	(16,530)	(10,779)
Total stockholders’ equity	314,754	332,200
Total liabilities and stockholders’ equity	$635,170	$562,582

Trupanion, Inc. Consolidated Statements of Cash Flows (in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
	(unaudited)
Operating activities
Net loss	$(13,618)	$(9,221)	$(22,473)	$(21,669)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	2,707	3,158	5,424	6,251
Stock-based compensation expense	8,634	6,527	16,183	14,975
Other, net	5	(315)	(74)	(545)
Changes in operating assets and liabilities:
Accounts and other receivables	(15,312)	(21,991)	(39,127)	(40,796)
Prepaid expenses and other assets	(761)	(761)	(2,821)	(2,092)
Accounts payable, accrued liabilities, and other liabilities	2,509	(907)	703	(872)
Reserve for veterinary invoices	(1,785)	5,691	(2,998)	6,870
Deferred revenue	14,491	15,632	38,463	33,956
Net cash used in operating activities	(3,130)	(2,187)	(6,720)	(3,922)
Investing activities
Purchases of investment securities	(24,476)	(31,216)	(47,368)	(43,373)
Maturities of investment securities	19,013	20,102	31,212	30,580
Purchases of property and equipment	(3,926)	(2,887)	(7,479)	(5,770)
Other	(1,497)	(33)	(1,502)	(73)
Net cash used in investing activities	(10,886)	(14,034)	(25,137)	(18,636)
Financing activities
Proceeds from debt financing, net of financing fees	(32)	—	54,431	—
Repayments of debt	(150)	—	(150)	—
Repurchases of common stock	(5,751)	—	(5,751)	—
Proceeds from exercise of stock options	571	1,120	1,171	2,358
Shares withheld to satisfy tax withholding	(632)	(870)	(2,930)	(2,751)
Net cash (used in) provided by financing activities	(5,994)	250	46,771	(393)
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash, net	(835)	178	(696)	408
Net change in cash, cash equivalents, and restricted cash	(20,845)	(15,793)	14,218	(22,543)
Cash, cash equivalents, and restricted cash at beginning of period	135,932	139,447	100,869	146,197
Cash, cash equivalents, and restricted cash at end of period	$115,087	$123,654	$115,087	$123,654

The following tables set forth our key operating metrics:

	Six Months Ended June 30,
	2022	2021
Total Business:
Total pets enrolled (at period end)	1,348,145	1,024,226
Subscription Business:
Total subscription pets enrolled (at period end)	770,318	643,395
Monthly average revenue per pet	$64.24	$63.34
Lifetime value of a pet, including fixed expenses	$713	$681
Average pet acquisition cost (PAC)	$305	$281
Average monthly retention	98.74%	98.72%

	Three Months Ended
	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sept. 30, 2020
Total Business:
Total pets enrolled (at period end)	1,348,145	1,267,253	1,176,778	1,104,376	1,024,226	943,854	862,928	804,251
Subscription Business:
Total subscription pets enrolled (at period end)	770,318	736,691	704,333	676,463	643,395	609,835	577,957	552,909
Monthly average revenue per pet	$64.26	$64.21	$63.89	$63.60	$63.69	$62.97	$62.03	$60.87
Lifetime value of a pet, including fixed expenses	$713	$730	$717	$697	$681	$684	$653	$615
Average pet acquisition cost (PAC)	$309	$301	$306	$280	$284	$279	$272	$261
Average monthly retention	98.74%	98.75%	98.74%	98.72%	98.72%	98.73%	98.71%	98.69%

The following table reflects the reconciliation of cash provided by operating activities to free cash flow (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net cash used in operating activities	$(3,130)	$(2,187)	$(6,720)	$(3,922)
Purchases of property and equipment	(3,926)	(2,887)	(7,479)	(5,770)
Free cash flow	$(7,056)	$(5,074)	$(14,199)	$(9,692)

The following table reflects the reconciliation between GAAP and non-GAAP measures (in thousands except percentages):
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Veterinary invoice expense	$157,616	$118,282	$302,542	$228,152
Less:
Stock-based compensation expense[1]	(1,022)	(672)	(2,195)	(2,971)
Other business cost of paying veterinary invoices	(50,378)	(31,029)	(94,714)	(57,173)
Subscription cost of paying veterinary invoices (non-GAAP)	$106,216	$86,581	$205,633	$168,008
% of subscription revenue	72.8%	71.9%	72.0%	71.9%

Other cost of revenue	$33,212	$25,433	$64,391	$49,148
Less:
Stock-based compensation expense[1]	(754)	(552)	(1,385)	(1,487)
Other business variable expenses	(18,010)	(12,940)	(34,516)	(24,844)
Subscription variable expenses (non-GAAP)	$14,448	$11,941	$28,490	$22,817
% of subscription revenue	9.9%	9.9%	10.0%	9.8%

Technology and development expense	$6,396	$4,079	$11,625	$7,810
General and administrative expense	9,227	7,435	18,593	14,651
Less:
Stock-based compensation expense[1]	(4,085)	(3,122)	(7,311)	(5,605)
Business combination transaction costs	—	—	—	(82)
Development expenses[2]	(2,012)	(1,121)	(3,270)	(1,942)
Fixed expenses (non-GAAP)	$9,526	$7,271	$19,637	$14,832
% of total revenue	4.3%	4.3%	4.6%	4.6%

New pet acquisition expense	$22,982	$19,390	$44,609	$39,094
Less:
Stock-based compensation expense[1]	(2,601)	(2,181)	(4,929)	(4,912)
Other business pet acquisition expense	(186)	(118)	(295)	(289)
Subscription acquisition cost (non-GAAP)	$20,195	$17,091	$39,385	$33,893
% of subscription revenue	13.9%	14.2%	13.8%	14.5%

[1]Trupanion employees may elect to take restricted stock units in lieu of cash payment for their bonuses. We account for such expense as stock-based compensation according to GAAP, but we do not include it in any non-GAAP adjustments. Stock-based compensation associated with bonuses was approximately $0.2 million and $0.4 million for the three and six months ended June 30, 2022, respectively.

2As we enter the next phase of our growth, we expect to invest in initiatives that are pre-revenue, including adding new products and international expansion. These development expenses are costs related to product exploration and development that are pre-revenue and historically have been insignificant. We view these activities as uses of our adjusted operating income separate from pet acquisition spend.

The following tables reflect the reconciliation of new pet acquisition expense, previously called "sales and marketing", to acquisition cost and net acquisition cost (in thousands):

	Six Months Ended June 30,
	2022	2021
New pet acquisition expense	$44,609	$39,094
Excluding:
Stock-based compensation expense	(4,929)	(4,912)
Acquisition cost	39,680	34,182
Net of:
Sign-up fee revenue	(2,454)	(2,524)
Other business segment pet acquisition expense	(295)	(289)
Net acquisition cost	$36,931	$31,369

	Three Months Ended
	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sept. 30, 2020
New pet acquisition expense	$22,982	$21,627	$19,845	$19,708	$19,390	$19,704	$14,809	$13,344
Excluding:
Stock-based compensation expense	(2,601)	(2,328)	(2,136)	(2,112)	(2,181)	(2,731)	(801)	(741)
Acquisition cost	20,381	19,299	17,709	17,596	17,209	16,973	14,008	12,603
Net of:
Sign-up fee revenue	(1,252)	(1,202)	(1,162)	(1,268)	(1,260)	(1,264)	(919)	(827)
Other business segment pet acquisition expense	(186)	(109)	(76)	(134)	(118)	(171)	(201)	(265)
Net acquisition cost	$18,943	$17,988	$16,471	$16,194	$15,831	$15,538	$12,888	$11,511

The following tables reflect the reconciliation of adjusted EBITDA to net income (loss) (in thousands):

	Six Months Ended June 30,
	2022	2021
Net loss	$(22,473)	$(21,669)
Excluding:
Stock-based compensation expense	15,819	14,975
Depreciation and amortization expense	5,424	6,251
Interest income	(394)	(172)
Interest expense	1,272	1
Other non-operating expenses	(1)	3
Income tax benefit	(5)	(412)
Business combination transaction costs	—	82
(Gain) loss from equity method investment	(131)	6
Adjusted EBITDA	$(489)	$(935)

	Three Months Ended
	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sept. 30, 2020
Net loss	$(13,618)	$(8,855)	$(7,042)	$(6,819)	$(9,221)	$(12,448)	$(3,502)	$(2,558)
Excluding:
Stock-based compensation expense	8,462	7,358	6,808	6,443	6,527	8,448	2,602	2,430
Depreciation and amortization expense	2,707	2,717	2,770	2,944	3,158	3,093	2,301	1,666
Interest income	(297)	(97)	(80)	(85)	(84)	(88)	(83)	(74)
Interest expense	1,193	79	9	—	3	(2)	337	324
Other non-operating expenses	(1)	—	—	(1)	3	—	1	2
Income tax expense (benefit)	19	(24)	1,034	(312)	(195)	(217)	44	26
Business combination transaction costs	—	—	—	—	—	82	522	—
(Gain) loss from equity method investment	(131)	—	—	—	6	—	—	—
Adjusted EBITDA	$(1,666)	$1,178	$3,499	$2,170	$197	$(1,132)	$2,222	$1,816

Contacts:

Investors:
Laura Bainbridge, Vice President, Corporate Communications
Investor.Relations@trupanion.com